EXHIBIT 10.5

GRANT OF SECURITY INTEREST
TRADEMARKS

FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, each of FORTEGRA FINANCIAL CORPORATION, a Delaware corporation (“Fortegra”), LOTSOLUTIONS, INC., a Georgia corporation (“LOTSolutions”), PACIFIC BENEFITS GROUP NORTHWEST, L.L.C, an Oregon limited liability company (“Pacific Benefits”) and EREINSURE.COM, INC., a Delaware corporation (“eReinsure”; together with Fortegra, LOTSolutions and Pacific Benefits, each, a “Grantor” and collectively, the “Grantors”), on this 2nd day of August, 2012, hereby assigns and grants to WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Grantee”) with principal offices at 1525 West W.T. Harris Boulevard, Charlotte, North Carolina 28262, for the benefit of the Secured Creditors (as defined in the Security Agreement referred to below), a security interest in all of such Grantor’s right, title and interest in and to the trademarks, trademark registrations, trademark applications and trademark licenses (the “Trademarks”), including those set forth on Schedule A attached hereto and all reissues, extensions or renewals thereof; (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Trademarks, (iii) the goodwill of the businesses with which the Trademarks are associated, and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Trademarks or unfair competition regarding the same.

THIS GRANT OF SECURITY INTEREST (this “Grant”), is made by each Grantor to secure the satisfactory performance and payment of all the Obligations of such Grantor, as such term is defined in that certain Credit Agreement dated as of the date hereof (as amended, restated, amended and restated, modified, extended, renewed, replaced, supplemented or refinanced from time to time, the “Credit Agreement”) by and among Fortegra, LOTS Intermediate Co., a Delaware corporation (“LOTS Intermediate”; together with Fortegra, each a “Borrower” and collectively, the “Borrowers”), the lenders party thereto from time to time, and the Grantee. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

This Grant has been granted in conjunction with the security interest granted to the Grantee by each Grantor under that certain Security Agreement dated as of the date hereof (as amended, restated, amended and restated, modified, extended, renewed, replaced or otherwise modified, the “Security Agreement”) by and among the Grantors, certain other subsidiaries of the Borrowers party thereto as grantors and the Grantee. The rights and remedies of the Grantee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern. This Grant may be executed in counterparts.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Grant as of the date referenced above.
GUARANTORS:
FORTEGRA FINANCIAL CORPORATION
By:     /s/ Richard S. Kahlbaugh
Name: Richard S. Kahlbaugh
Title: Chief Executive Officer and President
PACIFIC BENEFITS GROUP NORTHWEST, L.L.C.
By:     /s/ Richard S. Kahlbaugh
Name: Richard S. Kahlbaugh
Title: Chief Executive Officer
EREINSURE.COM, INC.
By:     /s/ Richard S. Kahlbaugh
Name: Richard S. Kahlbaugh
Title: Chairman
LOTSOLUTIONS, INC.
By:     /s/ Richard S. Kahlbaugh
Name: Richard S. Kahlbaugh
Title: Chairman

[Signature Page to Trademark Security Agreement]

GRANTEE:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By /s/ Charles N. Kauffman
Name:Charles N. Kauffman
Title: Senior Vice President

[Signature Page to Trademark Security Agreement]

SCHEDULE A

Trademark Registrations

Owner	Trademark	Registration Number	Registration Date
Fortegra Financial Corporation	ENDLESS POSSIBILITIES	3724087	12/15/2009
Fortegra Financial Corporation	FF FORTEGRA FINANCIAL (and design) LOGO	3726955	12/22/2009
Fortegra Financial Corporation	FORTEGRA FINANCIAL	3724088	12/15/2009
Fortegra Financial Corporation	LIFE OF THE SOUTH	1375035	12/10/1985
LOTSolutions, Inc.	Lotsolutions	2983279	8/9/2005
Pacific Benefits Group Northwest, L.L.C.	PACIFIC BENEFITS GROUP LOGO	S-36044 (OREGON)	7/3/2002
Pacific Benefits Group Northwest, L.L.C.		S-39996 (OREGON)	7/5/2007
eReinsure.com, Inc.	EREINSURE	3296328 (U.S.)	9/25/2007
eReinsure.com, Inc.	EREINSURE	2325307 (GREAT BRITAIN and NORTHERN IRELAND)	10/24/2003
eReinsure.com, Inc.	EREINSURE	003079944 (EUROPEAN COMMUNITY)	3/1/2005

Trademark Applications

Owner	Trademark Application	Application Number	Filing Date
Pacific Benefits Group Northwest, L.L.C.	SHIELDME	85/680158	7/18/2012

TRADEMARK LICENSES

None.

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